THE GABELLI UTILITIES FUND
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 2000

                                              [PHOTO OF TIMOTHY O'BRIEN OMITTED]
                                                         TIMOTHY P. O'BRIEN, CFA
TO OUR SHAREHOLDERS,

     The third quarter of 2000 was extraordinary. The tech-heavy Nasdaq came under pressure, and equity investors sought the safe haven that utilities traditionally afford. At the same time, improved earnings, particularly for the generators, and accelerating industry consolidation added to the attraction of utility shares. The confluence of these factors led to a very sharp rise in electric and gas stocks. The run-up in utility stock prices was not supported by changes in interest rates. Our world is changing. Utility investors may no longer be prisoners of the yield curve. The old utility math (long bond yield plus or minus 1-2% depending on dividend payout, dividend risk and one or two qualitative factors determines utility stock price) doesn't seem to work any more. Investing in utilities may no longer be largely an exercise in forecasting interest rates and looking at yield spreads for relative bargains. Fundamentals really matter now. That's exciting. We like it.

     Electric and gas stocks rallied substantially in the third quarter. The best performance was shown by companies that sell electricity in the merchant wholesale market. Wholesale prices were very high, particularly in the West, where hot, dry weather combined with low hydro availability led to skyrocketing prices. Prices were also high in the Midwest and Northeast in spite of unseasonably cool summer weather. Companies focused on electricity distribution conspicuously lagged as investor concern mounted about their ability to pass on the high wholesale prices to end users. California utility companies are particularly exposed, with Pacific Gas & Electric and Southern California Edison running up multi-billion-dollar deferred power bills that threaten as much as half of the companies' book equity. Political pressure is mounting for something to be done to alleviate rising prices, and the search for a villain is well under way. The only risk to the rosy outlook for the wholesale generators in the near-term is their vulnerability to charges of price gouging, profiteering and market manipulation. This bears watching. The Fund owns wholesale generating stocks, and they have performed extraordinarily well. Notwithstanding the positive fundamental outlook, however, if the political rhetoric ratchets up, we may need to take some chips off the table.

     Water stocks generally traded sideways. The merger and acquisition boom that made 1999 so exciting and profitable has stalled for the moment, and based on fundamentals alone, these stocks are not cheap. Merger and acquisition activity may pick up once pending deals have closed. In addition,

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------
                                            Quarter
                             -------------------------------------
                               1st       2nd       3rd       4th        Year
                               ---       ---       ---       ---        ----
2000:   Net Asset Value      $11.76    $10.88    $12.08       --          --
        Total Return          10.0%     (5.7)%    13.1%       --          --
--------------------------------------------------------------------------------
1999:   Net Asset Value        --        --      $10.01     $10.89     $10.89
        Total Return           --        --        0.1%(b)   22.1%      22.3%(b)
--------------------------------------------------------------------------------


---------------------------------------------------------
    Average Annual Returns - September 30, 2000 (a)
    ----------------------------------------------

  1 Year .....................................   43.34%
  Life of Fund (b) ...........................   39.37%

---------------------------------------------------------


                   Dividend History
---------------------------------------------------------
Payment (ex) Date   Rate Per Share    Reinvestment Price
-----------------   --------------    ------------------
December 27, 1999       $1.325              $10.89


(a) Average annual and total returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on August 31, 1999.

--------------------------------------------------------------------------------

Sierra Pacific, a major Nevada electric and gas utility, has put its water division up for sale. The water division sale is rumored to generate proceeds to Sierra Pacific of $300 million or more, which would be a stretch for all but a handful of buyers. This deal may spark renewed interest in the group.

     Telecommunications stocks continued to suffer, weighed down by increasing concern about imploding long distance pricing structures, as well as the pervasive inability of many competitive local and long distance carriers to achieve operational targets and to service their burgeoning debt loads. The telecommunications environment is as ugly as we can ever remember seeing it. Capital is no longer available except to the very highest quality companies, and even to them the terms are extortionate. We have seen one Competitive Local Exchange Carrier ("CLEC") bankruptcy (GST Telecom) and are likely to see another, much larger CLEC go under soon. The strongest are now absorbing the weak on highly advantageous terms. Verizon bought NorthPoint, a digital subscriber line ("DSL") provider, for no premium after the stock had fallen over 70% from its high. In October, McLeod Communications bought the struggling CapRock Communications for less than $200 million and, again, no premium for its equity holders. SBC bought 10% of Covad, a national provider of DSL services, on its own terms. This combination of bankruptcies and distressed fire sales must go on for a while before the market clears.

     The woes of the CLECs and the long distance companies have weighed on the prices of the incumbent local exchange carriers (ILECs), also known as the local telephone companies. This is understandable from a market psychology standpoint, but we think that the bad news for the competitors of the ILECs must in some sense be good news for the ILECs. For that reason we have elected to maintain substantial positions in BellSouth and SBC Communications and we sold our remaining long distance and CLEC positions early in July.

INVESTMENT PERFORMANCE

     For the third quarter ended September 30, 2000 the Gabelli Utilities Fund's (the "Fund") total return was 13.11%. The Lipper Utility Fund Average had a total return of 8.96% while the Standard & Poor's ("S&P") Utility Index gained 32.38% over the same period. The Fund's one-year total return of 43.34% compares well with the 22.65% total return for the Lipper Utility Fund Average and the equal 43.34% return for the S&P Utility Index. The Lipper Average reflects the average performance of mutual funds classified in this particular category, while the S&P Utility Index is an unmanaged indicator of electric and gas utility stock performance.

     The Fund is noticeably underperforming the S&P Utility Index on a year to date basis and somewhat less substantially outperforming the Lipper Utility Fund Average year to date, and this merits some discussion. The Fund is not a Utility Index Fund, and its performance will by design deviate from the Index. Sometimes that deviation will be positive, as it was in the fourth quarter of 1999 when the Fund gained about 23% while the S&P Utility Index fell about 9%. Sometimes, as has been the case this year, the Fund will lag the Index. Indices do not hold cash or incur transaction costs, while funds do, and this has been a minor negative for the Fund's performance versus the Index. The major negative factor in the Fund's year to date performance relative to the S&P Utility Index, however, has been the Fund's telecommunications holdings. There are no telecom stocks in the S&P Utility Index any more; they were taken out by S&P in 1996 after the passage of the Telecommunications Act eliminated the franchised monopoly that incumbent local exchange carriers previously enjoyed. While S&P is entitled to its opinion about what a utility is, the vast majority of utility funds, including this one, continue to invest in telecom stocks.

     We invested heavily and successfully in telecommunications in 1999, when we perceived that attractive values were available, and we cut back our telecom positions very substantially during 2000 because electric and gas stocks looked more attractive at that time. Telecommunications stocks will have their day again, however, and when they do, we reserve the right to buy them and we believe that doing so will prove to be in the interest of our shareholders.

OUR APPROACH

     There are over 80 publicly traded investor-owned electric utilities in the U.S., and this is at least 50 more than we really need from the standpoint of economic efficiency. The balkanized structure of the industry is inherently inefficient, and competitive forces are now punishing inefficiency. The industry has consolidated substantially already, and would have done so even faster except for regulatory paralysis impeding the pace of mergers and acquisitions. Our investments in the electric stocks have primarily, though not exclusively, focused on fundamentally sound, reasonably priced mid-cap and small-cap utilities that are logical acquisition targets for large utilities seeking to bulk up. We have not made major investments in the water sector, but if these stocks come back to more reasonable valuations we would expect to initiate positions. At the moment, our investments in the telephone utilities have been focused primarily on the larger domestic, incumbent local exchange carriers.

COMMENTARY

     The once-homogeneous electric utilities are now looking much less similar. A handful of companies have built upon their substantial size and scale advantages to penetrate, and perhaps dominate, emerging wholesale and retail bulk power and energy services markets. Some companies have sold off their generating assets and now supply and distribute electricity to end customers. This looked like a low risk business, but this summer's wholesale price spike left the transmission companies exposed to substantial supply losses as wholesale prices exceeded retail rates. In the U.S. today, we are learning the same hard lesson learned in the U.K. over the past five years: generation assets provide a physical hedge against price volatility, and supply businesses not backed by physical generation assets are very risky indeed.

       The condition of the gas distribution utilities is generally stable and sound. Pipeline companies are running into some earnings pressure as long term contracts run off and are replaced with shorter-term deals. Arbitrage pressures have also compressed pipeline margins, since real world gas transportation rates are now limited to basis differentials, regardless of what the tariffed rate happens to be. In addition, near-term excess pipeline capacity is putting pressure on transportation rates. The margin pressure should be manageable, but we are watching developments carefully. The pressure on transportation rates is, however, being more than offset by improved midstream results and rising profits on the E&P side. Gas stocks, particularly the pipelines, were some of the better-performing stocks in the Fund's portfolio in the third quarter.

     Water companies, with few exceptions, are doing well in a low risk, slow growth, highly capital-intensive business. Telecommunications companies continue to generate very impressive earnings growth in the face of mounting competitive pressures. ILECs are generating EPS growth in the low teens, trade at half the market multiple, and have solid balance sheets and substantial cash flows. We were further attracted to U.S. local exchange carriers because they looked very cheap compared to their European peers, and we felt that this valuation disparity would narrow or reverse. This has largely occurred, although most of the disparity was eliminated by the European companies' stocks falling rather than our domestic telecommunications stocks rising. So be it. We still like the U.S. local telecommunication companies and have added to holdings in both the third quarter and in early October.

LET'S TALK STOCKS

COASTAL CORP. (CGP - $74.125 - NYSE) is a major natural gas pipeline, with significant oil and gas refining and processing operations. El Paso Energy is in the process of acquiring Coastal. We bought Coastal as a way of acquiring El Paso Energy shares at a discount while increasing the Fund's weighting in the attractive natural gas pipeline sector. Coastal has been one of the main drivers of the Fund's performance in the third quarter, having risen over 70% since the position was initiated in the first half of the year.

GPU INC. (GPU - $32.4375 - NYSE) was our pick as National Grid's acquisition target, as we discussed at length in the second quarter shareholder letter. First Energy of Ohio beat the Grid to the punch, and in early August announced its acquisition of GPU for $36.50 per share. The Grid had other names in its little black book, however, and announced its own deal less than a month later.

MCN ENERGY GROUP INC. (MCN - $25.625 - NYSE) is a large natural gas distribution utility serving southeastern Michigan. MCN is under agreement to be acquired by DTE Energy for $28.50 in cash and stock. The acquisition is hung up at the FTC, which continues to have concerns about competition in generation and in energy supply in the overlapping service territories. Recently the companies filed a proposed settlement with the FTC that will hopefully lead to a successful close of the merger in the fourth quarter.

NATIONAL  FUEL  GAS  CO.  (NFG  -  $56.0625  -  NYSE)  is a  major  natural  gas
distribution   company   serving   western  New  York  State  and   northeastern
Pennsylvania. The company has major natural gas storage assets, which are increasingly important in ensuring ready availability of gas close to the point of use. NFG also has a major oil and gas exploration and production operation. We own the stock because it is cheap. In addition, NFG is the last remaining significant natural gas distribution and storage company in the Northeast, all of the others having been acquired by electric utilities. While NFG has stoutly maintained its independence for many years and continues to do so today, and while NFG management objects to the company being discussed as an acquisition target, we think that the company is ultimately destined to go where so many of its peers have already gone. We note in passing that the company's capable senior management team owns a lot of stock, and that its chairman, Bernard Kennedy, is in his late 60s. Enough said.

NIAGARA MOHAWK HOLDINGS CO. (NMK - $15.75 - NYSE) was the National Grid's second choice. The Grid bought New England Electric in 1999, paying up for that company's high quality and acquiring a superior management team to run its U.S. operations. The Grid spent most of this year looking for a "fixer-upper" that could be acquired relatively cheaply and brought up to its, and New England Electric's, higher standards. Niagara Mohawk certainly fits the bill. Niagara Mohawk bought its way out of a lot of above-market purchased power contracts at a heavy price, levering up the balance sheet and severely diluting its earnings. Operating and maintenance costs were among the worst in the U.S. on a per customer basis. Assuming that the Grid can attain its cost reduction targets of $90 million, the acquisition of Niagara Mohawk will be accretive to the Grid's earnings per share in the first year. We think that the Grid will substantially exceed the anticipated savings, and that the acquisition will be a home run.

RGS ENERGY GROUP INC. (RGS - $28.1875 - NYSE) is a small electric and gas utility serving metropolitan Rochester, NY. RGS is sandwiched neatly between Niagara Mohawk and Energy East's service territory, and would be an easily digested bolt-on acquisition for either. Energy East has bought five electric and gas utilities in New England and New York in the past eighteen months, while Niagara Mohawk announced in September its acquisition by the National Grid of the U.K., which already owns New England Electric and Eastern Utilities of Massachusetts. We think that RGS is in position to be acquired by one or the other in the next year or two. We'll be sorry to see it go, since its management team is one that we respect, but we think that RGS's time is at hand.

SBC COMMUNICATIONS INC. (SBC - $50.00 - NYSE) is one of the largest ILECs. The stock has been weighed down by estimate reductions following the Ameritech acquisition, and concern about the impact of competition. The competitors currently are the ones who are suffering, however, and SBC is promising to deliver EPS growth off of the rebased earnings. With capital expenditures peaking this year at $13 billion and declining next year to $9-10 billion as Project Pronto spending winds down, the company's free cash flow should improve.

TECO ENERGY INC. (TE - $28.75 - NYSE) is a small electric utility serving Tampa, Florida. TECO was one of the few successfully diversified electric utilities, with a big barge business and a struggling coal handling and shipping business. Earnings growth slowed in the late 1990s, and TECO lost its customary premium valuation. New management has done well in reinvigorating the company, and earnings are now growing nicely again. The stock should be acquired in time, we think, but as long as the current capable management team keeps up the good work, we are willing to wait.

MINIMUM INITIAL INVESTMENT - $1,000

     The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

       Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli
Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

     The major factors depressing utility stock prices in 1999 and early this year have been rising long interest rates and investors' infatuation with technology stocks. With long rates perhaps having peaked for this cycle and with technology stocks now coming under some pressure, utility price performance is likely to continue to improve in both absolute and relative terms.

                                                   Sincerely,

                                                   /s/ SIGNATURE

                                                   TIMOTHY P. O'BRIEN, CFA
                                                   Portfolio Manager

October 16, 2000

--------------------------------------------------------------------------------
                    MONTHLY DISTRIBUTIONS -- $0.07 PER SHARE
                    ----------------------------------------

Reinvestment Date | Reinvestment Price   Reinvestment Date  | Reinvestment Price
------------------|-------------------   -------------------|-------------------
January 27, 2000  |     $10.70           June 28, 2000      |      $11.12
February 25, 2000 |     $10.85           July 27, 2000      |      $10.80
March 29, 2000    |     $11.82           August 29, 2000    |      $11.15
April 26, 2000    |     $11.19           September 27, 2000 |      $11.96
May 26, 2000      |     $10.64
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                               SEPTEMBER 30, 2000
                               ------------------
            RGS Energy Group Inc.       National Fuel Gas Co.
            SBC Communications Inc.     Calpine Corp.
            Coastal Corp. (The)         MCN Energy Group Inc.
            TECO Energy Inc.            BellSouthCorp.
            GPU Inc.                    Niagara Mohawk Holdings Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI UTILITIES FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------

              COMMON STOCKS -- 93.9%
              ENERGY AND UTILITIES: ELECTRIC -- 42.5%
      4,000   AES Corp.+ ..................      $  274,000
      4,000   Calpine Corp.+ ..............         417,500
     11,000   DPL Inc. ....................         327,250
      9,000   DTE Energy Co. ..............         344,250
     17,000   Edison International ........         328,312
     13,000   GPU Inc. ....................         421,687
      5,000   Kansas City Power & Light Co.         133,437
      1,000   Maine Public Service Co. ....          24,500
     25,000   Niagara Mohawk Holdings Inc.          393,750
     14,000   Potomac Electric Power Co. ..         352,625
      3,000   SCANA Corp. .................          92,625
      6,000   Southern Co. ................         194,625
     15,000   TECO Energy Inc. ............         431,250
      5,600   UIL Holdings Corp. ..........         288,050
                                                 ----------
                                                  4,023,861
                                                 ----------
              ENERGY AND UTILITIES: INTEGRATED -- 22.7%
     15,000   Energy East Corp. ...........         339,375
      1,500   Enron Corp. .................         131,438
      6,000   Entergy Corp. ...............         223,500
     16,000   MCN Energy Group Inc. .......         410,000
      4,000   Montana Power Co. ...........         133,500
      9,400   NSTAR .......................         378,350
     16,000   RGS Energy Group Inc. .......         451,000
      2,700   Southern Energy Inc.+ .......          84,713
                                                 ----------
                                                  2,151,876
                                                 ----------
              ENERGY AND UTILITIES: NATURAL GAS -- 19.7%
      6,000   Coastal Corp. (The) .........         444,750
      5,600   Dynegy Inc., Cl. A ..........         319,200
      6,000   El Paso Energy Corp. ........         369,750
      7,500   National Fuel Gas Co. .......         420,469
      7,500   Williams Companies Inc. (The)         316,875
                                                 ----------
                                                  1,871,044
                                                 ----------


                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------

              TELECOMMUNICATIONS: LOCAL -- 9.0%
     10,000   BellSouth Corp. .............      $  402,500
      9,000   SBC Communications Inc. .....         450,000
                                                 ----------
                                                    852,500
                                                 ----------
              TOTAL COMMON STOCKS .........       8,899,281
                                                 ----------

              PREFERRED STOCKS -- 1.0%
              ENERGY AND UTILITIES: INTEGRATED -- 1.0%
      1,500   Southern Energy Inc.,
               6.25% Cv. Pfd. .............          99,469
                                                 ----------
    PRINCIPAL
     AMOUNT
    ---------
              U.S. GOVERNMENT OBLIGATIONS -- 6.2%
              U.S. TREASURY OBLIGATIONS -- 6.2%
   $591,000   U.S. Treasury Bills,
               6.12% to 6.15%++,
               due 11/24/00 to 12/14/00 ...         584,549
                                                 ----------
              TOTAL INVESTMENTS -- 101.1%
                (Cost $8,165,001) .........       9,583,299
              OTHER ASSETS AND
                LIABILITIES (NET) -- (1.1%)        (103,339)
                                                 ----------
              NET ASSETS -- 100.0%
                (784,931 shares outstanding)     $9,479,960
                                                 ==========
    ------------------------
    +  Non-income producing security.
    ++ Represents annualized yield at date of purchase.

                           THE GABELLI UTILITIES FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                                BOARD OF TRUSTEES

       Mario J. Gabelli, CFA           Mary E. Hauck
       CHAIRMAN AND CHIEF              (RETIRED) SENIOR PORTFOLIO MANAGER
       INVESTMENT OFFICER              GABELLI-O'CONNOR FIXED INCOME
       GABELLI ASSET MANAGEMENT INC.   MUTUAL FUND MANAGEMENT CO.

       Anthony J. Colavita             Karl Otto Pohl
       ATTORNEY-AT-LAW                 FORMER PRESIDENT
       ANTHONY J. COLAVITA, P.C.       DEUTSCHE BUNDESBANK

       Vincent D. Enright              Werner J. Roeder, MD
       FORMER SENIOR VICE PRESIDENT    MEDICAL DIRECTOR
       AND CHIEF FINANCIAL OFFICER     LAWRENCE HOSPITAL
       KEYSPAN ENERGY CORP.

                         OFFICERS AND PORTFOLIO MANAGERS

       Mario J. Gabelli, CFA           Timothy P. O'Brien, CFA
       PRESIDENT AND CHIEF             PORTFOLIO MANAGER
       INVESTMENT OFFICER

       Bruce N. Alpert                 James E. McKee
       VICE PRESIDENT AND TREASURER    SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Utilities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB470Q300SR



                                                [PHOTO OF MARIO GABELLI OMITTED]

THE
GABELLI
UTILITIES
FUND

                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2000